UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 28, 2003

                               NORDSON CORPORATION
             (Exact name of registrant as specified in its charter)

                                      OHIO
         (State or other jurisdiction of incorporation or organization)


          0-7977                                        34-0590250
(Commission file number)                    (I.R.S. Employer Identification No.)

                       28601 Clemens Road, Westlake, Ohio
                    (Address of principal executive offices)

                                      44145
                                   (Zip Code)

                                 (440) 892-1580
              (Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

      c.) Exhibits

          Press release of Nordson Corporation dated May 28, 2003.

Item 9. Regulation FD Disclosure (Information provided under Item 12)

On May 28, 2003, Nordson Corporation issued a press release relating to its results of operations for the second quarter of 2003. A copy is attached as
Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2003                     Nordson Corporation

                                       /s/ Peter S. Hellman
                                       Executive Vice President, Chief
                                       Financial and Administrative
                                       Officer (Principal Financial
                                       Officer and Chief Accounting
                                       Officer)

                                       /s/ Nicholas D. Pellecchia
                                       Vice President, Finance and
                                       Controller (Principal Financial
                                       Officer and Chief Accounting
                                       Officer)

                                    Form 8-K
                                  Exhibit Index

Exhibit
Number
------
99       Press release of Nordson Corporation dated as of May 28, 2003.